Exhibit 99.1

FOR IMMEDIATE RELEASE

August 10, 2020	NYSE American – REI

RING ENERGY ANNOUNCES SECOND QUARTER AND SIX MONTH 2020 FINANCIAL AND OPERATIONAL RESULTS

Three Consecutive Quarters Cash Flow Positive

Midland, TX. August 10, 2020 - Ring Energy, Inc. (NYSE American: REI) (“Ring”) (“Company”) announced today financial results for the three months and six months ended June 30, 2020. For the three-month period ended June 30, 2020, the Company reported oil and gas revenues of $10,636,593. For the six months ended June 30, 2020, the Company reported oil and gas revenues of $50,206,921.

For the three months ended June 30, 2020, Ring reported a net loss of $135,000,066 or $1.99 per diluted share. For the six months ended June 30, 2020, the Company reported a net loss of $91,195,948 or $1.34 per diluted share.

For the three months ended June 30, 2020, the net income included a pre-tax unrealized loss on derivatives of $26,771,529, a pre-tax ceiling test impairment of $147,937,943 and a non-cash charge for stock-based compensation of $1,317,542. Excluding these items, the net income per diluted share would have been $0.02. For the six months ended June 30, 2020, the net income included a pre-tax unrealized gain on derivatives of $20,315,152, a pre-tax ceiling test impairment of $147,937,943 and a non-cash charge for stock-based compensation of $1,991,337. Excluding these items, the net income per diluted share would have been $0.14. The Company believes results excluding these items are more comparable to estimates provided by security analysts and, therefore, are useful in evaluating operational trends of the Company and its performance, compared to other similarly situated oil and gas producing companies.

For the three months ended June 30, 2020, oil sales volume was 429,751 barrels, and gas sales volume was 417,491 MCF (thousand cubic feet). On a barrel of oil equivalent (“BOE”) basis for the three months ended June 30, 2020, production sales were 499,333 BOEs. For the six months ended June 30, 2020, oil sales volume was 1,285,354 barrels, and gas sales volume was 1,183,042 MCF. On a BOE basis for the six months ended June 30, 2020, production sales were 1,482,528 BOEs.

The average commodity prices received by the Company were $24.23 per barrel of oil and $0.53 per MCF of natural gas for the quarter ended June 30, 2020. On a BOE basis for the three-month period ended June 30, 2020, the average price received was $21.30. The average prices received for the six months ended June 30, 2020 were $38.16 per barrel of oil and $0.98 per MCF of natural gas. On a BOE basis for the six month period ended June 30, 2020, the average price received was $33.86.

The average price differential the Company experienced from WTI pricing in the second quarter 2020 was approximately $2.50.

During May 2020, the Company unwound the costless collars for June 2020 and July 2020, resulting in the receipt of a cash payment of $5,435,136. Concurrently, the Company entered into Swap contracts at $33.24 for 5,500 barrels per day for June and July 2020, equal to the barrels for which the costless collars were unwound. Similar to costless collars, there is no cost to enter into the Swap contracts. On Swap contracts, there is no spread and payments will be made or received based on the difference between WTI and the Swap contract price. The costless collar and Swap pricing does not take into account any pricing differentials between NYMEX WTI pricing and the price received by the Company.

Lease operating expenses (“LOE”), including production taxes, for the three months ended June 30, 2020 were $15.03 per BOE. Depreciation, depletion and amortization costs, including accretion, were $15.16 per BOE, and general and administrative costs, which included a $1,317,542 charge for stock-based compensation and $292,207 for an operating lease expense, were $8.95 per BOE. For the six months ended June 30, 2020, lease operating expenses, including production taxes, were $13.33 per BOE. Depreciation, depletion and amortization costs, including accretion, were $14.49 per BOE, and general and administrative costs, which included a $1,991,337 charge for stock-based compensation and $581,258 for operating lease expenses, were $5.26 per BOE.

Cash provided by operating activities, before changes in working capital, for the three and six months ended June 30, 2020 was $9,668,873, or $0.14 per fully diluted share, and $33,614,062, or $0.49 per fully diluted share. Earnings before interest, taxes, depletion and other non-cash items (“Adjusted EBITDA”) for the three and six months ended June 30, 2020 were $13,732,830, or $0.20 per fully diluted share, and $41,737,429, or $0.61 per fully diluted share. (See accompanying table for a reconciliation of net income to adjusted EBITDA).

Total capital expenditures for the three and six months ended June 30, 2020 were approximately $1.8 million and $17.9 million.

On June 17, 2020, the Company announced it had completed the spring 2020 redetermination of its senior credit facility. The Company entered into a new amendment which reduced the immediate borrowing base from $425 million to $375 million. As of June 30, 2020, the outstanding balance on the Company’s $1 billion senior credit facility was $375 million. The weighted average interest rate on borrowings under the senior credit facility was 4.5%. The next redetermination evaluation is scheduled for November 2020.

The Company’s Chief Executive Officer, Mr. Kelly Hoffman, stated, “While volatility continued in the energy space in the second quarter, we began to see some improvement and stability in the commodity price itself. We had essentially shut-in all of our production and in early June began bringing the wells back on line. Currently we are producing approximately 9,000 net BOEs per day. With production curtailed in the 2nd quarter, we made the necessary decisions to reduce costs and improve efficiencies wherever possible. Operationally, in combination with the revenue derived from the hedges we had in place, not only did we operate profitably, but we continued to be cash flow positive for the third consecutive quarter. In June, we completed the spring redetermination on the Company’s senior credit facility. The immediate borrowing base was reduced to $375 million and the current outstanding balance on our facility is $375 million. We will continue to operate within cash flow and pay down our debt through a combination of excess cash flow and strategic asset sales. Commodity prices are continuing to strengthen and the economy is showing signs of improvement. We are anxious to resume our drilling and development program once we see sustainable received prices in the low to mid $40’s per BOE. We are confident that Ring will continue to grow and prosper in this extremely challenging environment.”

About Ring Energy, Inc.

Ring Energy, Inc. is an oil and gas exploration, development and production company with current operations in Texas and New Mexico.

www.ringenergy.com

Safe Harbor Statement

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements involve a wide variety of risks and uncertainties, and include, without limitations, statements with respect to the Company’s strategy and prospects. Such statements are subject to certain risks and uncertainties which are disclosed in the Company’s reports filed with the SEC, including its Form 10-K for the fiscal year ended December 31, 2019, its Form 10Q for the quarter ended June 30, 2020 and its other filings with the SEC. Readers and investors are cautioned that the Company’s actual results may differ materially from those described in the forward-looking statements due to a number of factors, including, but not limited to, the Company’s ability to acquire productive oil and/or gas properties or to successfully drill and complete oil and/or gas wells on such properties, general economic conditions both domestically and abroad, and the conduct of business by the Company, and other factors that may be more fully described in additional documents set forth by the Company.

For further information contact:

Bill Parsons

K M Financial, Inc.

(702) 489-4447

RING ENERGY, INC.

STATEMENTS OF OPERATIONS

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2020	2019	2020	2019
		(restated)
Oil and Gas Revenues	$10,636,593	$51,334,225	$50,206,921	$93,132,540

Costs and Operating Expenses			.
Oil and gas production costs	7,072,296	11,569,109	17,450,757	20,977,873
Oil and gas production taxes	433,760	2,412,895	2,304,005	4,495,770
Depreciation, depletion and amortization	7,338,108	14,615,270	21,021,104	27,544,324
Ceiling test impairment	147,937,943		147,937,943
Asset retirement obligation accretion	231,367	229,234	463,329	445,179
Operating lease expense	292,207	128,175	581,258	256,350
General and administrative expense	4,176,609	4,743,127	7,212,504	11,541,144

Total Costs and Operating Expenses	167,482,290	33,697,810	196,970,900	65,260,640

Income (Loss) from Operations	(156,845,697)	17,636,415	(146,763,979)	27,871,900

Other Income (Expense)
Interest income	1	1,260	6	13,496
Interest expense	(4,253,040)	(4,259,908)	(8,501,538)	(5,032,925)
Realized gain on derivatives	13,753,567	-	17,087,695	-
Unrealized gain (loss)on change in fair value of derivatives	(26,771,529)	1,530,230	20,315,152	1,189,545

Net Other Income (Expense)	(17,271,001)	(2,728,418)	28,901,315	(3,829,884)

Income (Loss) Before Provision for Income Taxes	(174,116,698)	14,907,997	(117,862,664)	24,042,106

(Provision for) Benefit from Income Taxes	39,116,632	(3,565,400)	26,666,716	(8,430,159)

Net Income (Loss)	$(135,000,066)	$11,342,597	$(91,195,948)	$15,611,857

Basic Earnings (Loss) Per Common Share	$(1.99)	$0.17	$(1.34)	$0.24
Diluted Earnings (Loss) Per Common Share	$(1.99)	$0.17	$(1.34)	$0.24

Basic Weighted-Average Common Shares Outstanding	67,980,794	67,357,645	67,987,295	65,305,081
Diluted Weighted-Average Common Shares Outstanding	67,980,794	67,670,259	67,987,295	65,852,348

COMPARATIVE OPERATING STATISTICS

	Three Months Ended June 30,
	2020	2019	Change
Net Sales - BOE per day	5,487	10,859	-49.5%
Per BOE:
Average Sales Price	$21.30	$51.94	-58.9%

Lease Operating Expenses	14.16	11.71	20.9%
Production Taxes	0.87	2.44	-64.3%
DD&A	14.70	14.79	-0.6%
Accretion	0.46	0.23	100.0%
General & Administrative Expenses	8.36	4.80	74.2%
Operating Lease Expense	0.59

	Six Months Ended June 30,
	2020	2019	Change
Net Sales - BOE per day	8,145	10,314	-21.0%
Per BOE:
Average Sales price	$33.87	$49.89	-32.1%

Lease Operating Expenses	11.77	11.24	4.7%
Production Taxes	1.55	2.41	-35.7%
DD&A	14.18	14.75	-3.8%
Accretion	0.31	0.24	29.1%
General & Administrative Expenses	4.86	6.18	-21.3%
Operating Lease Expense	0.39

RING ENERGY, INC.

BALANCE SHEET

	June 30,	December 31,
	2020	2019
ASSETS
Current Assets
Cash	$17,229,780	$10,004,622
Accounts receivable	8,652,807	22,909,195
Joint interest billing receivable	523,439	1,812,469
Derivative asset	12,770,803
Prepaid expenses and retainers	584,395	3,982,255
Total Current Assets	39,761,224	38,708,541
Property and Equipment
Oil and natural gas properties subject to amortization	953,891,407	1,083,966,135
Financing lease asset subject to depreciation	858,513	858,513
Fixed assets subject to depreciation	1,465,551	1,465,551
Total Property and Equipment	956,215,471	1,086,290,199
Accumulated depreciation, depletion and amortization	(178,095,148)	(157,074,044)
Net Property and Equipment	778,120,323	929,216,155
Operating lease asset	1,285,786	1,867,044
Derivative asset	4,544,271
Deferred Income Taxes	20,665,540	-
Deferred Financing Costs	2,836,243	3,214,408
Total Assets	$847,213,387	$973,006,148

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Accounts payable	$19,164,925	$54,635,602
Financing lease liability	288,386	$280,970
Operating lease liability	$936,270	$1,175,904
Derivative liabilities	-	3,000,078
Total Current Liabilities	20,389,581	59,092,554

Deferred income taxes	-	6,001,176
Revolving line of credit	375,000,000	366,500,000
Financing lease liability, less current portion	275,998	424,126
Operating lease liability, less current portion	349,516	691,140
Asset retirement obligations	16,996,355	16,787,219
Total Liabilities	413,011,450	449,496,215

Stockholders' Equity
Preferred stock - $0.001 par value; 50,000,000 shares authorized; no shares issued or outstanding	-	-
Common stock - $0.001 par value; 150,000,000 shares authorized; 67,980,575 shares and 67,993,797 shares issued and outstanding, respectively	67,981	67,994
Additional paid-in capital	528,189,246	526,301,281
Retained earninngs (accumulated deficit)	(94,055,290)	(2,859,342)
Total Stockholders' Equity	434,201,937	523,509,933
Total Liabilities and Stockholders' Equity	$847,213,387	$973,006,148

OPERATIONSRING ENERGY, INC.

STATEMENTS OF CASH FLOW

	Six Months Ended
	June 30,	June 30,
	2020	2019 (restated)
Cash Flows From Operating Activities
Net income (loss)	$(91,195,948)	$15,611,857
Adjustments to reconcile net income (loss) to net cash
Provided by operating activities:
Depreciation, depletion and amortization	21,021,104	27,544,324
Ceiling test impairment	147,937,943	-
Accretion expense	463,329	445,179
Amortization of deferred financing costs	378,165	-
Share-based compensation	1,991,337	1,643,199
Deferred income tax provision	(25,048,702)	5,049,219
Excess tax deficiency related to share-based compensation	(1,618,014)	3,380,940
Change in fair value of derivative instruments	(20,315,152)	(1,189,545)
Changes in assets and liabilities:
Accounts receivable	15,545,418	(9,847,686)
Prepaid expenses and retainers	3,397,860	(6,388,823)
Accounts payable	(22,050,677)	(451,965)
Settlement of asset retirement obligation	(320,580)	(384,956)
Net Cash Provided by Operating Activities	30,186,083	35,411,743
Cash Flows from Investing Activities
Payments to purchase oil and natural gas properties	(1,017,434)	(268,120,579)
Payments to develop oil and natural gas properties	(30,302,779)	(81,051,832)
Net Cash Used in Investing Activities	(31,320,213)	(349,172,411)
Cash Flows From Financing Activities
Proceeds from revolving line of credit	21,500,000	321,000,000
Payments on revolving line of credit	(13,000,000)	-
Reduction of financing lease liabilities	(140,712)	(24,076)
Net Cash Provided by Financing Activities	8,359,288	320,975,924
Net Change in Cash	7,225,158	7,215,256
Cash at Beginning of Period	10,004,622	3,363,726
Cash at End of Period	$17,229,780	$10,578,982
Supplemental Cash flow Information
Cash paid for interest	$8,320,562	$932,896

Noncash Investing and Financing Activities
Asset retirement obligation incurred during development	66,387	441,244
Operating lease assets obtained in exchange for new operating lease liability	-	539,577
Financing lease assets obtained in exchange for new financing lease liability	-	637,757
Capitalized expenditures attributable to drilling projects financed through current liabilities	1,750,000	41,800,000
Acquistion of oil and gas properties
Assumption of joint interest billing receivable	-	1,464,394
Assumption of prepaid assets	-	2,864,554
Assumption of accounts and revenue payables	-	(1,234,862)
Asset retirement obligation incurred through acquisition	-	(2,979,645)
Common stock issued as partial consideration in asset acquisition	-	(28,356,396)
Oil and gas properties subject to amortization	-	296,910,774

RECONCILIATION OF CASH FLOW FROM OPERATIONS

Net cash provided by operating activities	$30,186,083	$35,411,743
Change in operating assets and liabilities	3,427,979	17,073,430

Cash flow from operations	$33,614,062	$52,485,173

Management believes that the non-GAAP measure of cash flow from operations is useful information for investors because it is used internally and is accepted by the investment community as a means of measuring the Company's ability to fund its capital program. It is also used by professional research analysts in providing investment recommendations pertaining to companies in the oil and gas exploration and production industry.

RING ENERGY, INC.

NON-GAAP DISCLOSURE RECONCILIATION

ADJUSTED EBITDA

	Six Months Ended
	June 30,	June 30,
	2020	2019 (restated)

NET INCOME (LOSS)	$(91,195,948)	$15,611,857

Net other (income) expense	(28,901,315)	3,829,884
Realized gain on derivatives	17,087,695	-
Ceiling test impairment	147,937,943	-
Income tax expense (benefit)	(26,666,716)	8,430,159
Depreciation, depletion and amortization	21,021,104	27,544,324
Accretion of discounted liabilities	463,329	445,179
Stock based compensation	1,991,337	1,643,199

ADJUSTED EBITDA	$41,737,429	$57,504,602